UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Diane Bono
P. Bradley Adams
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 28, 2018

Tortoise Energy Infrastructure Corporation
Schedule of Investments (unaudited)
February 28, 2018

	Shares	Fair Value
Master Limited Partnerships — 158.0%(1)
Crude Oil Pipelines — 28.1%(1)
United States — 28.1%(1)
Andeavor Logistics LP	3,076,999	$143,018,914
BP Midstream Partners LP	1,226,047	23,368,456
Enbridge Energy Partners, L.P.	6,422,054	80,339,895
Plains All American Pipeline, L.P.	4,818,784	101,676,342
Shell Midstream Partners, L.P.	891,982	21,452,167
		369,855,774
Natural Gas/Natural Gas Liquids Pipelines — 46.5%(1)
United States — 46.5%(1)
Dominion Energy Midstream
Partners, LP	766,121	19,306,249
Energy Transfer Partners, L.P.	11,396,024	207,521,597
Enterprise Products Partners L.P.	6,519,892	165,735,654
EQT Midstream Partners, LP	1,286,638	79,153,970
Spectra Energy Partners, LP	1,377,045	54,104,098
Tallgrass Energy Partners, LP	2,235,299	85,723,717
		611,545,285
Natural Gas Gathering/Processing — 44.1%(1)
United States — 44.1%(1)
Antero Midstream Partners LP	2,332,649	60,905,465
DCP Midstream, LP	1,027,119	36,811,945
EnLink Midstream Partners, LP	4,587,525	66,977,865
MPLX LP	4,286,324	148,006,768
Noble Midstream Partners LP	272,732	13,145,682
Rice Midstream Partners LP	1,843,425	35,043,509
Western Gas Partners, LP	2,849,396	132,639,384
Williams Partners L.P.	2,379,549	86,234,856
		579,765,474
Refined Product Pipelines — 39.3%(1)
United States — 39.3%(1)
Buckeye Partners, L.P.	2,633,121	117,963,821
Holly Energy Partners, L.P.	1,663,734	48,913,780
Holly Energy Partners, L.P.(2)	1,400,151	39,316,240
Magellan Midstream Partners, L.P.	2,752,756	171,937,140
NuStar Energy L.P.	1,365,641	29,962,163
Phillips 66 Partners LP	1,530,570	75,212,210
Valero Energy Partners LP	888,135	34,219,842
		517,525,196
Total Master Limited Partnerships
(Cost $1,913,141,993)		2,078,691,729

Common Stock — 3.7%(1)
Natural Gas/Natural Gas Liquids Pipelines — 3.7%(1)
United States — 3.7%(1)
ONEOK, Inc.
(Cost $45,401,107)	870,420	49,030,758

Preferred Stock — 3.3%(1)
Crude Oil Pipelines — 0.5%(1)
United States — 0.5%(1)
SemGroup Corporation, 7.000%(2)(3)	6,277	6,089,219
Natural Gas Gathering/Processing — 1.8%(1)
United States — 1.8%(1)
Targa Resources Corp., 9.500%(2)(3)	21,758	24,090,722
Oil and Gas Production — 1.0%(1)
United States — 1.0%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	12,766,000
Total Preferred Stock
(Cost $41,303,105)		42,945,941

Private Investment — 1.6%(1)
Renewables — 1.6%(1)
United States — 1.6%(1)
Tortoise HoldCo II, LLC(2)(3)(4)
(Cost $34,946,949)	N/A	20,905,683

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.30%(5) (Cost $119,719)	119,719	119,719
Total Investments — 166.6%(1)
(Cost $2,034,912,873)		2,191,693,830
Interest Rate Swap Contracts — 0.0%(1)
$15,000,000 notional — net unrealized appreciation		41,058
Other Assets and Liabilities — 0.2%(1)		3,322,640
Deferred Tax Liability — (16.1)%(1)		(211,907,597)
Credit Facility Borrowings — (6.8)%(1)		(89,800,000)
Senior Notes — (31.4)%(1)		(412,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (12.5)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,315,849,931

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $90,401,864, which represents 6.9% of net assets.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures.
(4)	Deemed to be an affiliate of the fund.
(5)	Rate indicated is the current yield as of February 28, 2018.

Schedule of Interest Rate Swap Contracts (unaudited)
February 28, 2018

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Appreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$1,558
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	39,500
		$15,000,000			$41,058

Schedule of Options Written (unaudited)
February 28, 2018

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Enterprise Products Partners L.P.
(Premiums received $11,596)	March 2018	$29.00	1,012	$2,934,800	$(5,060)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2018. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,039,375,489	$39,316,240	$—	$2,078,691,729
Common Stock(a)	49,030,758	—	—	49,030,758
Preferred Stock(a)	12,766,000	—	30,179,941	42,945,941
Private Investment(a)	—	—	20,905,683	20,905,683
Short-Term Investment(b)	119,719	—	—	119,719
Total Investments	2,101,291,966	39,316,240	51,085,624	2,191,693,830
Interest Rate Swap Contracts	—	41,058	—	41,058
Total Assets	$2,101,291,966	$39,357,298	$51,085,624	$2,191,734,888
Liabilities
Written Call Options	$5,060	$—	$—	$5,060

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels. During the period ended February 28, 2018, Phillips 66 Partners LP common units held by the Company in the amount of $27,160,073 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Company during the period ended February 28, 2018.

Security Valuation
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2018:

Preferred Stock
Balance — beginning of year	$23,396,034
Purchases	6,277,000
Return of capital	—
Sales	—
Total realized gains	—
Change in unrealized gain/loss	506,907
Balance — end of year	$30,179,941

Private Investment
Balance — beginning of year	$25,886,172
Purchases	30,424
Return of capital	—
Sales	—
Total realized gains	—
Change in unrealized gain/loss	(5,010,913)
Balance — end of year	$20,905,683

Change in unrealized gain/loss on investments
still held at February 28, 2018	$(4,504,006)

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2018.

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Holly Energy Partners, L.P.	Master Limited Partnership	1,400,151	02/06/18	$41,626,489	$39,316,240	3.0%
SemGroup Corporation,
7.000%	Preferred Stock	6,277	01/19/18	6,277,000	6,089,219	0.5
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	19,265,393	24,090,722	1.8
Tortoise HoldCo II, LLC	Private Investment	N/A	08/18/17-02/28/18	34,946,949	20,905,683	1.6
				$102,115,831	$90,401,864	6.9%

Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended February 28, 2018 is as follows:

Investment Security	11/30/17 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	2/28/18 Share Balance	2/28/18 Value	Net Change in Unrealized Depreciation
Tortoise HoldCo II, LLC	N/A	$30,424	-	-	-	N/A	$20,905,683	$5,010,913

Item 2. Controls and Procedures.

a)	The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the act) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 30, 2018

Tortoise Energy Infrastructure Corporation

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 30, 2018

Tortoise Energy Infrastructure Corporation

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer